Exhibit 99.1

Natalizumab utilization and safety update As of May 23, 2007... Approximately 12,000 patients were on TYSABRI therapy globally, including approximately 7,600 commercial patients in the US Cumulatively, up to 21,000 patients had been exposed to TYSABRI in the clinical trial and post-marketing setting combined Approximately 1,700 physicians were prescribing TYSABRI in the US From July 18, 2006 to May 23, 2007, there have been no confirmed cases of PML or other serious opportunistic infections reported worldwide